UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2009 (March 12, 2009)
ENERGY TRANSFER EQUITY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32740	30-0108820

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue Dallas, TX	75219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 981-0700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(f) On March 12, 2009, Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) determined the amount of the discretionary bonuses to be paid to the named executive officers of ETP set forth in the table below relating to the fiscal year ended December 31, 2008. In accordance with paragraph (f) of Item 5.02 of Form 8-K, the following table provides information reflecting these bonus amounts.

							Change in
							Pension
						Non-	Value and
						Equity	Nonqualified
						Incentive	Deferred
				Equity	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Position	Year	($)	($)(1)	($)(2)	($)	($)	($)	($)(3)	Total ($)

Mackie McCrea	2008	444,154	750,000	873,061	—	—	—	152,216	2,219,431
President and Chief Operating Officer

Martin Salinas, Jr. (4)	2008	261,539	550,000	239,000	—	—	—	1,557,912	2,608,451
Chief Financial Officer

Jerry J. Langdon	2008	356,058	360,500	240,659	—	—	—	1,696,983	2,654,200
Chief Administrative and Compliance Officer

Thomas P. Mason	2008	437,277	630,000	549,477	—	—	—	2,512,719	4,129,473
Vice President, General Counsel and Secretary

Brian J. Jennings (5)	2008	744,447	—	(912,982)	—	—	—	623,815	455,280
Former Chief Financial Officer

(1)	The bonus amounts for the executive officers of ETP shown in this table represent the discretionary bonus paid in March 2009 relating to the fiscal year ended December 31, 2008.

(2)	The amounts in this column reflect the amount of compensation expense recognized in our consolidated financial statements for the year ended December 31, 2008 included in ETE’s Annual Report on Form 10-K filed on March 2, 2009, determined in accordance with SFAS 123(R). Compensation expense is recognized based on the grant-date fair value of the award, which is measured as the market price of the number of ETP common units expected to be issued upon vesting. For awards that do not receive distribution equivalents prior to vesting, the market price is reduced by the present value of the expected distributions on our common units during the vesting period. The compensation expense for calendar year 2008 is net of the impact of the cumulative adjustment of prior period compensation expense resulting from the unit forfeiture in 2008 due to the failure to achieve specified performance conditions. The negative compensation expense reflected above for Mr. Jennings is due to the reversal of previously recorded compensation expense resulting from the forfeiture of units upon his resignation.

(3)	The amounts in this column include (a) the amount of compensation expense recognized in our consolidated financial statements for the year ended December 31, 2008 included in ETE’s Annual Report on Form 10-K filed on March 2, 2009, related to equity-based awards of units in ETE owned by an affiliate, to certain of our named executive officers, as discussed in Note 7 to our consolidated financial statements, and (b) contributions to the 401(k) plan made by ETP on behalf of the named executive officers.

(4)	Mr. Salinas was promoted to Chief Financial Officer of ETP effective June 16, 2008. The 2008 amounts reflect his compensation for the entire year.

(5)	Mr. Jennings resigned on June 16, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P. By: LE GP, LLC, its general partner
Date: March 18, 2009	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

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